CenterPoint Energy Investor Day – December 2020 December 7, 2020 Investor Day Exhibit 99.1

CenterPoint Energy Investor Day – December 2020 Forward-Looking Statements This presentation and the oral statements made in connection herewith contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact included in this presentation and the oral statements made in connection herewith are forward-looking statements made in good faith by CenterPoint Energy, Inc. (“CenterPoint Energy” or the “Company”) and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995, including statements concerning CenterPoint Energy’s expectations, beliefs, plans, objectives, goals, strategies, future operations, events, financial position, earnings and guidance, growth, impact of COVID-19, costs, prospects, capital investments or performance or underlying assumptions (including future regulatory filings and recovery, liquidity, capital resources, balance sheet, cash flow, capital investments and management, financing costs and rate base or customer growth) and other statements that are not historical facts. You should not place undue reliance on forward- looking statements. Actual results may differ materially from those expressed or implied by these statements. You can generally identify our forward-looking statements by the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “objective,” “plan,” “potential,” “predict,” “projection,” “should,” “target,” “will,” or other similar words. The absence of these words, however, does not mean that the statements are not forward-looking. Examples of forward-looking statements in this presentation include statements about our growth and guidance (including earnings and customer growth, capital investment plan and opportunities, utility and rate base growth expectations, taking into account assumptions and scenarios related to COVID-19), operations and maintenance (“O&M”) expense management initiatives and projected savings therefrom (as well as O&M per customer figures), the potential sale of certain of our natural gas local distribution companies (which, among other things, would be subject to future management and board approval), future financing activities (including equity issuances), balance sheet strengthening and target adjusted total parent debt to adjusted consolidated debt ratio, activities and transactions related to our investment in Enable Midstream Partners, LP (“Enable”), our regulatory activities, filings and projections (including capital recovery mechanisms and the Integrated Resources Plan as proposed in Indiana, including the anticipated timeline and benefits under its preferred portfolio), our credit quality and balance sheet expectations, environmental, social and governance related matters, including our carbon emissions reduction targets, continuous improvement plans and customer service initiatives, among other statements. We have based our forward-looking statements on our management’s beliefs and assumptions based on information currently available to our management at the time the statements are made. We caution you that assumptions, beliefs, expectations, intentions, and projections about future events may and often do vary materially from actual results. Therefore, we cannot assure you that actual results will not differ materially from those expressed or implied by our forward-looking statements. Some of the factors that could cause actual results to differ from those expressed or implied by our forward-looking statements include but are not limited to (1) the performance of Enable, the amount of cash distributions CenterPoint Energy receives from Enable, and the value of CenterPoint Energy’s interest in Enable; (2) CenterPoint Energy's expected benefits of the merger with Vectren Corporation (Vectren) and integration, including the ability to successfully integrate the Vectren businesses and to realize anticipated benefits and commercial opportunities; (3) financial market and general economic conditions, including access to debt and equity capital and the effect on sales, prices and costs; (4) industrial, commercial and residential growth in CenterPoint Energy’s service territories and changes in market demand; (5) actions by credit rating agencies, including any potential downgrades to credit ratings; (6) the timing and impact of future regulatory and legal proceedings; (7) legislative decisions, including tax and developments relating to the environment such as global climate change, air emissions, carbon, waste water discharges and the handling of coal combustion residuals, among others, and CenterPoint Energy’s carbon reduction targets; (8) the impact of the COVID-19 pandemic; (9) the recording of impairment charges, including any impairments related to CenterPoint Energy’s investment in Enable; (10) weather variations and CenterPoint Energy’s ability to mitigate weather impacts; (11) changes in business plans; (12) CenterPoint Energy's ability to fund and invest planned capital, including timely and appropriate rate actions that allow recovery of costs and a reasonable return on investment; (13) CenterPoint Energy’s or Enable’s potential business strategies and strategic initiatives, including the recommendations and outcomes of the Business Review and Evaluation Committee, restructurings, joint ventures and acquisitions or dispositions of assets or businesses, which may not be completed or result in the benefits anticipated to CenterPoint Energy or Enable; (14) CenterPoint Energy’s ability to execute O&M management initiatives; and (15) other factors described in CenterPoint Energy’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020, June 30, 2020 and September 30, 2020 and in CenterPoint Energy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 under “Risk Factors,” “Cautionary Statements Regarding Forward-Looking Information” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Certain Factors Affecting Future Earnings” in such reports and in other filings with the Securities and Exchange Commission’s (“SEC”) by the Company, which can be found at www.centerpointenergy.com on the Investor Relations page or on the SEC website at www.sec.gov. This presentation contains time sensitive information that is accurate as of the date hereof (unless otherwise specified as accurate as of another date). Some of the information in this presentation is unaudited and may be subject to change. We undertake no obligation to update the information presented herein except as required by law. Investors and others should note that we may announce material information using SEC filings, press releases, public conference calls, webcasts and the Investor Relations page of our website. In the future, we will continue to use these channels to distribute material information about the Company and to communicate important information about the Company, key personnel, corporate initiatives, regulatory updates and other matters. Information that we post on our website could be deemed material; therefore, we encourage investors, the media, our customers, business partners and others interested in our Company to review the information we post on our website. 2 Legal Disclaimer CAUTIONARY STATEMENT

CenterPoint Energy Investor Day – December 2020 Use of Non-GAAP Financial Measures In this presentation and the oral statements made in connection herewith, CenterPoint Energy presents guidance basis Utility earnings per share (“Utility EPS”) based on adjusted diluted earnings per share, which is not a generally accepted accounting principles (“GAAP”) financial measure. CenterPoint Energy also refers to the non-GAAP financial measures of adjusted consolidated debt and adjusted total parent debt in this presentation and the oral statements made in connection herewith. Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance that excludes or includes amounts that are not normally excluded or included in the most directly comparable GAAP financial measure. Utility EPS includes net income from the Company’s Houston Electric, Indiana Electric and Natural Gas Distribution business segments, as well as after-tax Corporate and Other operating income. The Utility EPS guidance range reflects dilution and earnings as if the Company’s Series B preferred stock converted on their mandatory conversion date. Utility EPS guidance range considers assumptions for certain significant variables that may impact earnings, such as customer growth and usage including normal weather, throughput, recovery of capital invested, effective tax rates, financing activities and related interest rates, regulatory and judicial proceedings. In addition, the Utility EPS guidance range assumes a continued re-opening of the economy in CenterPoint Energy's service territories throughout 2021. To the extent actual results deviate from these assumptions, the Utility EPS guidance range may not be met and our projected annual Utility EPS growth rate range may change. Utility EPS includes an allocation of corporate overhead based upon our Utility segments relative earnings contribution. Corporate overhead consists primarily of interest expense, preferred stock dividend requirements and other items directly attributable to the parent along with the associated income taxes, and considers certain significant variables that may impact earnings. Utility EPS excludes (a) earnings or losses from the change in value of the Company’s 2.0% Zero-Premium Exchangeable Subordinated Notes due 2029 (“ZENS”) and related securities, (b) certain expenses associated with merger integration, and (c) Midstream Investments, including associated income from the Enable preferred units and a corresponding amount of debt in addition to an associated allocation of corporate overhead based on relative earnings contribution. Utility EPS guidance also does not include other potential impacts, such as changes in accounting standards, impairments or unusual items, which could have a material impact on GAAP reported results for the applicable guidance period. CenterPoint Energy is unable to present a quantitative reconciliation of forward-looking Utility EPS because changes in the value of ZENS and related securities, future impairments, and other unusual items are not estimable as they are highly variable and difficult to predict due to various factors outside of management’s control. A reconciliation of adjusted consolidated debt to total debt, net and a reconciliation of adjusted total parent debt to total parent debt, net is provided in this presentation in the appendix. CenterPoint Energy is unable to present a quantitative reconciliation of forward-looking adjusted consolidated debt to total debt, net or a reconciliation of adjusted total parent debt to total parent debt, net because of changes in the value of ZENS and related securities and other items are highly variable and difficult to predict due to various factors outside of management’s control. Management evaluates the Company’s financial performance in part based on Utility EPS, adjusted consolidated debt and adjusted total parent debt. Management believes that presenting these non-GAAP financial measures enhances an investor’s understanding of CenterPoint Energy’s overall financial performance by providing them with an additional meaningful and relevant comparison of current and anticipated future results and leverage across periods. Management believes that each of adjusted consolidated debt and adjusted total parent debt is an important measure to monitor leverage and credit ratings and evaluate the Company’s balance sheet. The adjustments made in these non-GAAP financial measures exclude items that management believes does not most accurately reflect the Company’s fundamental business performance. These excluded items are reflected in the reconciliation tables, where applicable. CenterPoint Energy’s Utility EPS, adjusted consolidated debt and adjusted total parent debt non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, diluted earnings per share, total debt, net and total parent debt, net, which respectively are the most directly comparable GAAP financial measures. These non-GAAP financial measures also may be different than non-GAAP financial measures used by other companies. 3 Legal Disclaimer ADDITIONAL INFORMATION

CenterPoint Energy Investor Day – December 2020 4 Dave Lesar President and CEO Introduction

Introduction

CenterPoint Energy

TAKEAWAYS FROM Q3 2020 EARNINGS CALL

- High end of **5%-7%** guidance basis Utility EPS growth target [(1)]
- **$16B+** capital investment plan ($3B increase)
- **~10%** rate base CAGR [(2)]
- Investment in **renewables**
- Sale of 1-2 **gas LDCs**
- **1% - 2%** annual reduction in O&M [(3)]
- Improved **balance sheet optionality**
- **Enable** investment evaluation

Notes: Refer to slide 2 for information on forward-looking statements and slide 3 for information on 2020 guidance basis Utility EPS assumptions and non-GAAP measures.
(1) Refers to guidance basis Utility EPS annual growth rate over 2021 – 2025
(2) Refers to CNP Rate Base CAGR target from 2020E to 2025E
(3) Inclusive of Houston Electric, Indiana Electric Integrated and Natural Gas Distribution business segments. Excluding utility costs to achieve, severance costs and amounts with revenue offsets

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CenterPoint Energy Investor Day – December 2020 6 MEET THE TEAM Introduction Kristie Colvin SVP and Chief Accounting Officer Monica Karuturi SVP and General Counsel Jason Ryan SVP of Regulatory Services and Government Affairs Lynne Harkel-Rumford SVP and Chief Human Resources Officer Tom Webb Senior Advisor Dave Lesar President and Chief Executive Officer Jason Wells EVP and Chief Financial Officer Kenny Mercado SVP of Electric Utility Scott Doyle EVP of Natural Gas Gregory Knight EVP of Customer Transformation and Business Services

CenterPoint Energy Investor Day – December 2020 INVESTOR DAY AGENDA Introduction Introduction Dave Lesar – President and Chief Executive Officer Brief Intermission New Model Jason Wells – EVP and Chief Financial Officer Core Utility Platforms: Electric & Natural Gas Kenny Mercado – SVP of Electric Utility Scott Doyle – EVP of Natural Gas Customer-centric Mindset Gregory Knight – EVP of Customer Transformation and Business Services Winning Recipe Tom Webb – Senior Advisor Financial Plan Jason Wells – EVP and Chief Financial Officer Key Takeaways Dave Lesar – President and Chief Executive Officer Q&A Session Management Panel 7

Introduction

CenterPoint Energy

OUR VALUE PROPOSITION

- Delivering **industry-leading guidance basis Utility EPS growth** of 6% - 8% [1]
- Achieving **exceptional rate base CAGR** of ~10% [2]
- Serving **fast-growing regions** of the U.S.
- Reducing O&M [3] 1% - 2% annually via **continuous improvement**
- Taking a **leading stance on ESG** with coal retirements and renewable hydrogen pilots
- Selling 2 Gas LDCs to **efficiently recycle capital** to fund growth
- Focusing on **balance sheet optimization**
- Working towards **minimizing exposure to midstream**

Note: Refer to slide 2 for information on forward-looking statements and slide 3 for information on guidance basis Utility EPS assumptions and non-GAAP measures.
(1) Refers to guidance basis Utility EPS annual growth rate for 2021 – 2025
(2) Refers to CNP Rate Base CAGR target from 2020E to 2025E
(3) Inclusive of Houston Electric, Indiana Electric Integrated and Natural Gas Distribution business segments. Excluding utility costs to achieve, severance costs and amounts with revenue offsets

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CenterPoint Energy Investor Day – December 2020 9 Jason Wells EVP and Chief Financial Officer New Model

New Model

NEW MODEL, NEW PLAN….

1. Utility Investment - Grow

- ✓ **$16B+** five-year capital investment plan
- ✓ **~10%** five-year rate base CAGR (1)
- ✓ Increasing annual guidance basis Utility EPS growth to **6% - 8%** (2)

2. Operational Excellence – Accelerate

- ✓ **1%-2%** annual O&M reductions (3)
- ✓ Productivity and continuous improvement mindset
- ✓ Technology improvements

3. Customer Growth – Organic

- ✓ **1% to 2%+** growth service territories
- ✓ Strong economic activity
- ✓ Provides "headroom"

4. Constructive regulation

- ✓ Beneficial recovery mechanisms reduce regulatory lag
- ✓ Nearly **75%** of capital recovered through mechanisms
- ✓ Earning at-or-near allowed ROEs

….DELIVERING IMPROVED SERVICE FOR CUSTOMERS AND IMPROVED RETURNS FOR SHAREHOLDERS.

Note: Refer to slide 2 for information on forward-looking statements and slide 3 for information on guidance basis Utility EPS assumptions and non-GAAP measures.
(1) Refers to CNP Rate Base CAGR target from 2020E to 2025E
(2) Refers to guidance basis Utility EPS annual growth rate for 2021 – 2025
(3) Inclusive of Houston Electric, Indiana Electric Integrated and Natural Gas Distribution business segments. Excluding utility costs to achieve, severance costs and amounts with revenue offsets

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CenterPoint Energy Investor Day – December 2020 11 Kenny Mercado SVP of Electric Utility Core Utility Platforms – Electric

Core Utility Platforms - Electric

CenterPoint Energy

PREMIUM JURISDICTIONS WITH GROWTH RUNWAY….

Houston Electric

~2.6M Metered Customers

3,500+ mi of Transmission Line

55,000+ mi of Distribution Line

~1/4 of ERCOT Summer Peak load


TX
Montgomery
Liberty
Waller
Harris
Austin
Chambers
Houston
Fort Bend
Wharton
Brazoria

Houston Electric
★ Company HQ

Indiana Electric

~150k Metered Customers

1,000+ mi of Transmission Line

7,000+ mi of Distribution Line

~1,300 MW of Generation Capacity


IN

Indiana Electric
★ Natural gas utilities & Indiana electric HQ

Value Proposition

✓ **Robust capital investments serving:**
- Strong customer growth
- Modern resiliency needs

✓ **Significant renewable developments**

✓ **Constructive regulatory recovery mechanisms**

✓ **Strong, consistent O&M discipline**

✓ **Continued focus on safety and reliability**

….RESILIENT, RELIABLE, AND CLEANER.

Note: Refer to slide 2 for information on forward-looking statements. Customer data as of September 30, 2020; Operational data as of December 31, 2019

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Core Utility Platforms - Electric

CenterPoint Energy

10 STRAIGHT YEARS OF ANNUAL CUSTOMER GROWTH OF 2%+ [1]….



Houston Electric

- ~4,500 GWh **throughput increase** in commercial and industrial customers [2]
- The Texas Medical Center – **the 8th largest business district in the U.S.** – continues to expand
- **Increased industrial demand**
- **29 new or upgraded substations** planned from 2021 – 2025
- Bailey to Jones Creek is a 55-mile, **$483M transmission project** expected to be energized by the end of 2021

….DRIVES A ROBUST PIPELINE OF CAPITAL EXPENDITURES.

Note: Refer to slide 2 for information on forward-looking statements.
(1) Refers to compound annual growth rate of Houston Electric's metered customer counts
(2) Houston Electric; from 2016 to 2019

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CenterPoint Energy Investor Day – December 2020  Storm threat in the Gulf Coast:  8 major storms in 2020  Responded to all mutual assistance requests  Storm-resilient system:  Cable and pole inspection and replacement program  Condition-based replacement for substation breakers and transformers  Upgrade aged 69kV transmission lines to 138kV  Hardening programs:  Intelligent grid restoration technology  Increased wind loading standards for pole structures  Focus on safety of workforce, systems, customers, and others 14 CONTINUED IMPROVEMENT ON RELIABILITY AND RESILIENCY…. Note: Refer to slide 2 for information on forward-looking statements. Top image from NASA; tracking data from National Hurricane center. ….IS THE HEART OF OUR BUSINESS. Core Utility Platforms - Electric

CenterPoint Energy Investor Day – December 2020 15 COMMITMENT TO DELIVERING CLEANER ENERGY…. Texas:  Enabling 11 utility scale solar projects in greater Houston area by 2022  Anticipating more renewable projects to come online in 2023 and beyond  Driving significant expansion of existing transmission infrastructure ….ENHANCES OUR CAPITAL INVESTMENT PIPELINE. Solar Generation Interconnection Transmission Projects Substation Projects 345 kV Transmission lines 138 kV Transmission lines Note: Refer to slide 2 for information on forward-looking statements. Core Utility Platforms - Electric

CenterPoint Energy Investor Day – December 2020 16 LONG-TERM PIPELINE OF RENEWABLE OPPORTUNITIES… ….DELIVERS CLEANER, GREENER, MORE COST-EFFECTIVE ENERGY FOR OUR CUSTOMERS IN INDIANA. Coal 81% Natural Gas 13% Renewables 6% 80% Reduction in Coal generation by 2025 (2) 2020E Resource Mix Installed Capacity 2025E Resource Mix Installed Capacity Coal 1,035 Retired Coal 730 Coal 305 Solar 750 Solar 750 Gas CT 150 Gas CT 460 Gas CT 610 Wind 80 Wind 300 Wind 380 2020 Coal Solar Gas Wind 2025 U nf or ce d C ap ac ity (U C A P ) M W (1) Note: Refer to slide 2 for information on forward-looking statements. (1) Labels on bar chart represent Installed Capacity (ICAP) values. Anticipate Midcontinent Independent System Operator (MISO) accreditation of ~25% for solar and ~9% for wind in 2025. (2) As a percentage of total generation portfolio Natural Gas 31% Renewables 54% Coal 15% Core Utility Platforms - Electric

CenterPoint Energy Investor Day – December 2020 17 CONSTRUCTIVE CAPITAL RECOVERY MECHANISMS SUPPORT TIMELY RECOVERY OF INVESTMENTS…. $1.1 $0.7 $0.6 $0.6 $0.5 $0.7 $0.8 $0.6 $0.6 $0.8 $0.2 $0.2 $0.1 $0.4 $0.5 $0.1 $0.1 $0.2 $1.3 $2.0 $1.8 $2.0 $1.9 $1.4 2020E 2021E 2022E 2023E 2024E 2025E Transmission Distribution Generation Renewables Other $ in billions 2021 – 2025 CapEx PlanCapital Recovery Mechanisms ….OUR PLAN IS OPTIMIZED FOR ALL STAKEHOLDERS. Note: Refer to slide 2 for information on forward-looking statements. (1) Refers to capital expenditures that will be recovered through rate case and capital expenditures related to the Integrated Resource Plan (IRP) which requires Certificate of Public Convenience and Necessity (CPCN) approvals Capital Recovery Mechanisms 76% Rate Case (1) 24% Core Utility Platforms - Electric

Core Utility Platforms - Electric

CenterPoint Energy

COST DISCIPLINE IS THE WAY WE DO BUSINESS….

O&M per Customer [1]


$251
$242
$237
$225
$219
$206
2020E
2021E
2022E
2023E
2024E
2025E

Highlights

- Consistent **1st quartile O&M per Customer performance** [2]
- Indiana Electric has **held O&M below 2012** spend since then
- Expanding our **'lean' management** program to achieve greater efficiencies in:
  - Vegetation management
  - Outage restoration
  - Substation maintenance
  - Major underground maintenance

….EVIDENCED BY O&M PER CUSTOMER REDUCTION EVERY YEAR.

Note: Refer to slide 2 for information on forward-looking statements.
(1) Inclusive of Houston Electric and Indiana Electric Integrated. Excluding utility costs to achieve, severance costs and amounts with revenue offsets. Customer counts per CNP's internal forecast.
(2) Houston Electric O&M performance as benchmarked against peers through First Quartile and PA Counseling's benchmarking study.

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CenterPoint Energy Investor Day – December 2020 Vegetation Management Analytics Technology What: Use satellite imagery and artificial intelligence to optimize vegetation management Why: Prioritize high-risk areas  Improve reliability and safety Maximize value CONTINUOUS IMPROVEMENT…. 19 ….DRIVES MORE EFFICIENT VEGETATION MANAGEMENT AND IMPROVED RELIABILITY AND SAFETY. Core Utility Platforms - Electric

CenterPoint Energy Investor Day – December 2020 20 Scott Doyle EVP of Natural Gas Core Utility Platforms – Natural Gas

Core Utility Platform – Natural Gas

CenterPoint Energy

PREMIUM JURISDICTIONS WITH GROWTH RUNWAY….

Gas LDCs

~4.6M Metered Customers

98k mi of Main



Northern Indiana Gas
Southern Indiana Gas
Oklahoma Gas
Louisiana Gas
Minnesota Gas
Ohio Gas
Arkansas Gas
Texas Gas
Mississippi Gas
Company HQ
MN
IN
OH
OK
AR
TX
LA
MS

Value Proposition

- ✓ **Largest Gas Utility based on miles of main**
- ✓ **Robust capital investments**
  - Over 2% customer growth in Houston and Central TX Corridor (Austin, San Antonio); over 1% in other jurisdictions in the past decade
  - Long runway of system modernization opportunity
- ✓ **Constructive regulatory mechanisms**
- ✓ **Strong, consistent O&M discipline**
- ✓ **Continued focus on safety and reliability**

….SAFE, MODERN, AND GROWING.

Note: Refer to slide 2 for information on forward-looking statements. Customer data as of September 30, 2020; Operational data as of December 31, 2019

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CenterPoint Energy Investor Day – December 2020 22 COMMITMENT TO SYSTEM SAFETY AND RELIABILITY…. Infrastructure Modernization  Belt line replacement in Minnesota  Cast iron replacement in Indiana and Ohio  Integrity Management Replacement Program in all service territories Metering Infrastructure  Enhanced safety  Efficient service delivery features ….DRIVES LONG-TERM CAPITAL EXPENDITURE PLAN. Note: Refer to slide 2 for information on forward-looking statements. Core Utility Platform – Natural Gas

CenterPoint Energy Investor Day – December 2020 FOCUSED ON ENABLING ENERGY TRANSFORMATION TO…. 23 Clean Foundation  Natural Gas = Significant efficiency and cost advantage  Emissions reductions from our pipe replacements  First of its kind customer emissions reduction goal through:  Hydrogen  Renewable Natural Gas  Energy Efficiency Note: Left image from National Ocean and Atmospheric Administration; Right image from U.S. Energy Information Administration ….GREENER ENERGY. Cleaner Energy Core Utility Platform – Natural Gas

CenterPoint Energy Investor Day – December 2020 $0.8 $0.7 $0.8 $0.7 $1.0 $0.1 $0.1 $0.2 $0.2 $0.2 $0.4 $0.4 $0.4 $0.4 $0.4 $0.4 $0.3 $1.2 $1.4 $1.3 $1.8 $1.5 $1.6 2020E 2021E 2022E 2023E 2024E 2025E Meters and Regulators Public Improvements & Other Growth / Customer Additions System Maintenance & Improvement 24 Capital Recovery Mechanism 76% Rate Case 24% $ in billions 2021 – 2025 CapEx PlanCapital Recovery Mechanisms .…OUR PLAN IS OPTIMIZED FOR ALL STAKEHOLDERS. CONSTRUCTIVE CAPITAL RECOVERY MECHANISMS SUPPORTS TIMELY RECOVERY OF INVESTMENTS…. Note: Refer to slide 2 for information on forward-looking statements. Includes the effect of certain LDCs dispositions expected to be completed by 2022. Core Utility Platform – Natural Gas

Core Utility Platform – Natural Gas

COST DISCIPLINE IS THE WAY WE DO BUSINESS….

O&M per Customer [1]


$166
$163
$151
$147
$144
$140
2020E
2021E
2022E
2023E
2024E
2025E

Highlights

- **Top quartile in O&M per Customer performance** since 2016 [2]
- Expanding our **'lean' management** program to achieve greater efficiencies in:
  - Pipeline Replacements
  - Next Generation meter Infrastructure
  - Leak Survey Innovation

….EVIDENCED BY O&M PER CUSTOMER REDUCTION EVER YEAR.

Note: Refer to slide 2 for information on forward-looking statements.
(1) A composite of all jurisdictions in Natural Gas Distribution business segment. Excluding utility costs to achieve, severance costs and amounts with revenue offsets. Includes the effect of certain LDCs dispositions expected to be completed by 2022. Customer counts per CNP internal forecast.
(2) Compared to natural gas LDC peers per AGA benchmarking study

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CenterPoint Energy Investor Day – December 2020 26 CONTINUOUS IMPROVEMENT…. ….DRIVES MORE EFFICIENT CAPITAL PLANNING AND SYSTEM MAINTENANCE. Leak Survey Innovation  Modernized leak survey tool  Leads to more efficient resolution of identified leaks  Leads to more efficient capital replacements  Leads to lower system maintenance  Leads to safer operations Core Utility Platform – Natural Gas

CenterPoint Energy Investor Day – December 2020 27 Gregory Knight EVP of Customer Transformation and Business Services Customer-centric Mindset

CenterPoint Energy Investor Day – December 2020 28 CUSTOMER SATISFACTION CREDENTIALS…. 2020 Most Trusted Utility Designation 2020 Easiest Utilities to do Business With 2020 Best Utility TX TDSP for Brand Trust Product Experience Service Satisfaction in Customer Satisfaction with Residential Natural Gas Service in the South 2017, 2018, 2019 #1 in Customer Satisfaction among Investor-Owned Utilities and Energy Utility Sector 2019 (#1 in 2017 and 2018) #2 Gold Award – Best Practice among large utilities in Outage Communications (As a result of Hurricane Harvey) ….VALIDATE INDUSTRY-LEADING CUSTOMER PERFORMANCE. Customer-centric Mindset

Customer-centric Mindset

CenterPoint Energy

CONTINUOUS IMPROVEMENT DELIVERS….

Customer-centric



- Customer Effort Score and Customer Satisfaction: part of incentive program
- Texas Electric Outage Notification achieving outstanding 88% satisfaction & 90% call deflection

Efficient Operations

- Unifying ERP system in 2021
- Workforce automation
- Enabled 98% of contact center employees with remote capabilities

Call routing and Self-service

~74% of SAP transactions today are self-service

(8% increase from 2017)

Innovative Cost Control

- Customer Experience O&M per customer on track to be reduced by 1% - 2% YoY
- Consolidation of contact centers & billing
- Aggressive vendor optimization plan
- Digital channels & self-service platforms


And now thanks to the
advanced features
you can alert up to
15 friends and family
about your outage

….EFFICIENT AND INNOVATIVE CUSTOMER AND BUSINESS SOLUTIONS.

Note: Refer to slide 2 for information on forward-looking statements. ERP: Enterprise Resource Planning

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CenterPoint Energy Investor Day – December 2020 30 Note: Refer to slide 2 for information on forward-looking statements. (1) Based on 2005 level (2) Based on 8,105 responses, surveyed through 10/31/2020 (3) Combination of participated customers in TX, AR, OK, MN, MS, IN, and OH from 2015 - 2019 INVESTMENTS ARE MADE…. ….TO ENABLE AND DELIVER MORE FOR CUSTOMERS. 4 million metric tons of CO2 reduction (3) through Energy Efficiency Programs Grid Resiliency Drone Program for Damage Assessment since 2016 Power Alert Service ~88% of customers satisfied (2) Sustainable Energy Advanced Business Digitization 20% - 30% Customer Emission Reduction by 2040 (1) Customer-centric Mindset

CenterPoint Energy Investor Day – December 2020 31 Tom Webb Senior Advisor Winning Recipe

CenterPoint Energy Investor Day – December 2020 32 CONSISTENT, PREMIER PERFORMANCE…. OPERATING EXCELLENCE EARNINGS PER SHARE GROWTH (2) We sweat the details… ….so you don’t have to. Future CNP Peer Avg (3) Rate Base Growth 10% (1) 7% EPS Growth 6% - 8% (2) 5% Customer Growth ~2% Flat O&M Cost Down 1% to 2% +1% Customer Satisfaction Top Quartile Avg +6% to +8% +6% to +8% - Mild Winter - COVID Hot Summer Storm ….FOR CUSTOMERS AND INVESTORS. Note: Refer to slide 2 for information on forward-looking statements and slide 3 for information on guidance basis Utility EPS assumptions and non-GAAP measures. (1) Refer to CNP rate base CAGR target from 2020E to 2025E (2) Refers to guidance basis Utility EPS and guidance basis Utility EPS annual growth rate for 2021 – 2025 (3) Peer historical average from 2015 - 2019 Winning Recipe

CenterPoint Energy Investor Day – December 2020 33 CULTURE OF CONTINUOUS IMPROVEMENT…. • Safety – Every day • Quality – The first time • Delivery – On time • Cost – See, eliminate waste • Morale – Proud to serve ACCELERATES O&M COST SAVINGS Good Business Decisions 2021 – 2025 (million) • Attrition $20 • Carbon Reduction (Coal  Gas  Renewables) 25 • Enhanced Capitalization 20 • Automation 10 Continuous Improvement 45 • Other (10) Savings (1) $110+ Annual O&M Cost Savings Plan -1% to -2% ….IS ALL ABOUT CUSTOMERS AND INVESTORS. Eliminate Human Struggle Winning Recipe Note: Refer to slide 2 for information on forward-looking statements. (1) Expected cumulative O&M savings in 2021 – 2025 based on 2020 level

CenterPoint Energy Investor Day – December 2020 34 Jason Wells EVP and Chief Financial Officer Financial Plan

CenterPoint Energy Investor Day – December 2020 $1.3 $2.0 $1.8 $2.0 $1.9 $1.4 $1.2 $1.4 $1.3 $1.8 $1.5 $1.6 ~$2.5 ~$3.4 ~$3.1 ~$3.8 ~$3.3 ~$3.0 2020E 2021E 2022E 2023E 2024E 2025E Electric Gas 2021 – 2025 CAPITAL EXPENDITURE PLAN…. 35 $ in billions ….OPTIMIZED TO IMPROVE SERVICE, SAFETY, RELIABILITY, AND MEET REGULATORY SCHEDULES. Financial Plan Note: Refer to slide 2 for information on forward-looking statements. Includes the effect of certain LDCs dispositions expected to be completed by 2022. Numbers shown for 2024E do not add up due to rounding.

CenterPoint Energy Investor Day – December 2020 $7.1 $8.0 $7.8 $9.0 $9.9 $10.7 $8.8 $10.2 $11.2 $12.4 $13.9 $14.6 ~$15.9 ~$18.3 ~$19.0 ~$21.5 ~$23.8 ~$25.2 2020E 2021E 2022E 2023E 2024E 2025E Gas Electric 36 2020-2025 RATE BASE GROWTH…. ....DELIVERING INDUSTRY LEADING GROWTH. $ in billions Note: Refer to slide 2 for information on forward-looking statements. Includes the effect of certain LDCs dispositions expected to be completed by 2022. Numbers shown for 2021E, 2023E, and 2025E do not add up due to rounding. Financial Plan

CenterPoint Energy Investor Day – December 2020 Gas LDCs 45% Electric - Transmission 21% Electric - Distribution 21% Electric - Renewables 6% Electric - Other Gen & Other 7% 37 BALANCED 2021 - 2025 CAPITAL EXPENDITURE PLAN…. By Function Capital Recovery Mechanisms 76% Rate Case (1) 24% Recovery CapEx $16B+ ….ENHANCES CONFIDENCE OF EXECUTION AND RECOVERY. Note: Refer to slide 2 for information on forward-looking statements. (1) Refers to capital expenditures that will be recovered through rate case and capital expenditures related to the Integrated Resource Plan (IRP) which requires Certificate of Public Convenience and Necessity (CPCN) approvals Financial Plan

Financial Plan

2021 – 2025 FINANCIAL PLAN….


Operating Company Debt
Cash Flow
Equity (No Block)
Gas LDCs Sale (1)
$16B+ Capital Expenditures
Equity
▪ DRIP: ~$25M/year
▪ Small ATMs: ~$50M/year starting in 2022

….EFFICIENTLY FUNDING REGULATED GROWTH.

Note: Refer to slide 2 for information on forward-looking statements.
(1) Proceeds will initially be used to pay down debt. Gas LDCs sale expected to be completed by 2022.

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CenterPoint Energy Investor Day – December 2020 39 SALE OF TWO NATURAL GAS LDCs…. Oklahoma Gas Arkansas Gas Note: Refer to slide 2 for information on forward-looking statements. Customer data as of September 30, 2020; Operational data as of December 31, 2019 ….SUPPORTS EFFICIENT CAPITAL ALLOCATION. Over 520,000 Metered Customers ~17,000 Miles of Main Year 2022 Expected Transaction Close OK AR Financial Plan

Financial Plan

CenterPoint Energy

FOCUS ON STRONG INVESTMENT GRADE RATINGS AND METRICS….

External Parent Company Debt


~37% of
Adjusted Consolidated Debt (1)
Midstream (2)
Other
VUHI intercompany debt
Use of Asset Sale Proceeds
45% Reduction Expected
~22% of
Adjusted Consolidated Debt
Midstream (2)
Other
Adjusted Total Parent Debt (3)
VUHI intercompany debt
Use of Asset Sale Proceeds
Adjusted Total Parent Debt (4)

….ACHIEVABLE AT NO OR LOW COST.

Note: Refer to slide 2 for information on forward-looking statements and slide 3 for information on non-GAAP measures. VUHI: Vectren Utility Holdings, Inc.

(1) See Appendix for reconciliation to non-GAAP measures
(2) Midstream debt includes $1.2B intercompany note and $363M debt which will be repaid upon redemption of Enable's preferred series A
(3) As of September 30, 2020. Excludes ZENS.
(4) Target adjusted total parent debt. Excludes ZENS.

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Financial Plan

2020-2025 RATE BASE GROWTH DRIVING 6% - 8% UTILITY EPS GROWTH [1]….


~1.5%
~0.5%
~0.5%
~0.5%
~10%
6% - 8%
Rate Base Growth
Additional shares
Interest Expense from Parent-level Debt
Regulatory Lag
Other (2)
Long-term EPS Growth (1)

….WITH STRUCTURAL HEADWINDS THAT CAN BE MANAGED.

Note: Refer to slide 2 for information on forward-looking statements and slide 3 for information on guidance basis Utility EPS assumptions and non-GAAP measures.
(1) Refers to guidance basis Utility EPS and guidance basis Utility EPS annual growth rate for 2021 – 2025
(2) Includes loss of securitization equity return and an increasing corporate allocation to Utility, partially offset by miscellaneous drivers

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CenterPoint Energy Investor Day – December 2020 $0.05 $0.07 $0.02 FY 2020 Guidance Basis Utility EPS One-time items Increase in share count Net growth and rate relief O&M reductions ENBL Preferred units to Midstream FY 2021 Guidance Basis Utility EPS 42 2021 UTILITY EARNINGS GUIDANCE…. ….ACHIEVABLE AND SUSTAINABLE. Note: Refer to slide 2 for information on forward-looking statements and slide 3 for information on guidance basis Utility EPS assumptions and non-GAAP measures. (1) Refers to guidance basis Utility EPS annual growth rate (2) Includes COVID-19 impacts, the CARES Act and other income tax benefits (3) Includes customer growth, rate relief, depreciation, interest expense, and other Financial Plan in 2020 (2) (3) $0.08 – $0.09 $0.03 – $0.04 $1.12 - $1.20 $1.23 - $1.25

CenterPoint Energy Investor Day – December 2020 OLD MODEL (1) NEW MODEL (2) 43 NEW CENTERPOINT ENERGY…. Capital Investment ~$13B Rate Base Growth ~7.5% Guidance Basis Utility EPS Growth 5% - 7% O&M Annual Growth Up 1% to 2% Gas LDC Jurisdictions 8 Capital Investment $16B+ Rate Base Growth ~10% Guidance Basis Utility EPS Growth 6% - 8% O&M Annual Growth Down 1% to 2% Gas LDC Jurisdictions 6 ….STRONGER, MORE PREDICTABLE. Note: Refer to slide 2 for information on forward-looking statements and slide 3 for information on guidance basis Utility EPS assumptions and non-GAAP measures. (1) Refers to 2020E – 2024E Five-year Capital Expenditure plan, CNP Rate Base CAGR target from 2019E to 2024E, and guidance basis Utility EPS annual growth rate for 2021 – 2025 per previous guidance (2) Refers to 2021E – 2025E Five-year Capital Expenditure plan, CNP Rate Base CAGR target from 2020E to 2025E, and guidance basis Utility EPS annual growth rate for 2021 – 2025 per current guidance Financial Plan

CenterPoint Energy Investor Day – December 2020 44 Dave Lesar President and CEO Key Takeaways

Key Takeaways

CenterPoint Energy

OUR VALUE PROPOSITION

- Delivering **industry-leading guidance basis Utility EPS growth** of 6% - 8% [1]
- Achieving **exceptional rate base CAGR** of ~10% [2]
- Serving **fast-growing regions** of the U.S.
- Reducing O&M [3] 1% - 2% annually via **continuous improvement**
- Taking a **leading stance on ESG** with coal retirements and renewable hydrogen pilots
- Selling 2 Gas LDCs to **efficiently recycle capital** to fund growth
- Focusing on **balance sheet optimization**
- Working towards **minimizing exposure to midstream**

Note: Refer to slide 2 for information on forward-looking statements and slide 3 for information on guidance basis Utility EPS assumptions and non-GAAP measures.
(1) Refers to guidance basis Utility EPS annual growth rate for 2021 – 2025
(2) Refers to CNP Rate Base CAGR target from 2020E to 2025E
(3) Inclusive of Houston Electric, Indiana Electric Integrated and Natural Gas Distribution business segments. Excluding utility costs to achieve, severance costs and amounts with revenue offsets

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CenterPoint Energy Investor Day – December 2020 AQ Please mute your webcast and listen to the audio from your phone if you are participating in Q&A

CenterPoint Energy Investor Day – December 2020 We Deliver Energy Reliability Service Value Innovation

CenterPoint Energy Investor Day – December 2020 APPENDIX

APPENDIX

CenterPoint Energy

CENTERPOINT ENERGY ADJUSTED TOTAL PARENT DEBT AS A PERCENTAGE OF ADJUSTED CONSOLIDATED DEBT

CenterPoint Energy Consolidated	**9/30/2020**
($ in millions)	
Short-term Debt:	
Short-term borrowings	37
Current portion of transition and system restoration bonds	208
Indexed debt (ZENS)**	16
Current portion of other long-term debt	1,114
Long-term Debt:	
Transition and system restoration bonds, net*	610
Other, net	11,336
Total Debt, net	13,321
Less:	
Indexed Debt (ZENS)**	16
Current portion of transition and system restoration bonds	208
Transition and system restoration bonds, net*	610
Adjusted Consolidated Debt	12,487

CenterPoint Enegy Parent Company	**9/30/2020**
Short-term Debt:	
Short-term borrowings	-
Indexed debt (ZENS)**	16
Current portion of other long-term debt	-
Long-term Debt:	
CNP Inc. Commercial Paper	638
CNP Inc. Credit Facility Borrowings	-
CNP Inc. Term Loan	700
Pollution Control Bonds	68
CNP Inc. Senior Notes	3,200
Unamortized Discounts and Issuance Costs	(25)
Total Parent Debt, net	4,597
Less:	
Indexed Debt (ZENS)**	16
Adjusted Total Parent Debt	4,581
Adjusted Total Parent Debt to Adjusted Consolidated Debt	**37%**

Note: Refer to slide 3 for information on non-GAAP measures.

* The transition and system restoration bonds are serviced with dedicated revenue streams, and the bonds are non-recourse to CenterPoint Energy and CenterPoint Energy Houston Electric.

** The debt component reflected on the financial statements was $16 million as of September 30, 2020 The principal amount on which 2% interest is paid was $828 million on September 30, 2020. The contingent principal amount was $61 million as of September 30, 2020. At maturity or upon redemption, holders of ZENS will receive cash at the higher of the contingent principal amount or the value of the reference shares of AT&T and Charter Communications, Inc.

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